UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   May 17, 2016

MAGNEGAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

11885 44th Street North

Clearwater, FL 33762

 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

Not applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Dismissal of Previous Independent Registered Public Accounting Firm

Stevenson & Company CPAS LLC (“Stevenson”) has been the independent registered public accounting firm of MagneGas Corporation (the “Company”) since July 21, 2015.

On May 17, 2016, upon the recommendation of the Audit Committee of the Company’s Board of Directors, the Company dismissed Stevenson as its independent registered public accounting firm.

The report of Stevenson on the audited financial statements of the Company for the fiscal years ended December 31, 2015 and December 31, 2014 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through May 17, 2016, there were no disagreements (as defined in Item 304 of Regulation S-K) with Stevenson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stevenson, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement.

During the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through May 17, 2016, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Stevenson with a copy of this disclosure on May 18, 2016 and requested that Stevenson furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which Stevenson does not agree. A copy of Stevenson’s letter to the SEC is filed as Exhibit 16.1 to this Report.

Engagement of New Independent Registered Public Accounting Firm

On May 17, 2016, the Company engaged Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2015, and 2014, the subsequent interim periods thereto, and through May 17, 2016, neither the Company nor anyone acting on its behalf consulted Marcum with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was the subject of a disagreement or a reportable event set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits:  The following exhibits are filed as part of this report:

Exhibit No.	Description

16.1	Letter from Stevenson & Company CPAS LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNEGAS CORPORATION

Date: May 18, 2016	By:	/s/ Ermanno Santilli
Ermanno Santilli Chief Executive Officer